Exhibit 99.1

CORPORATE PRESENTATION March 2021

FORWARD LOOKING STATEMENTS Certain statements contained herein are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended , t hat involve risks and uncertainties. All statements other than statements relating to historical matters including statements to the effect that we “b elieve”, “expect”, “anticipate”, “plan”, “target”, “intend” and similar expressions, including without limitation statements relating to long - term stability, Mar ket Therapeutics, Inc.’s (“Marker” or the “Company”) plan of operations and finances, and the potential for the Company’s vaccines and proposed clinical trials, sh ould be considered forward - looking statements. Out actual results could differ materially from those discussed in the forward - looking statements as a resul t of a number of important factors, including factors discussed under the heading “Risk Factors” in the Company’s periodic reports on Form 10 - Q and 10 - K. N o representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the info rma tion contained herein. Accordingly, none of the Company, or any of its principals, partners, subsidiaries or affiliates, or any of such person’s boa rd members, officers or employees accepts any liability whatsoever arising directly or indirectly from the use of this presentation. Certain information set fo rth herein includes estimates, projections and targets and involves significant elements of subjective judgement and analysis, which may or may not be corre ct. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, project ion s or targets have been considered or stated or that such estimates, projections or targets will be realized. This presentation does not purport to c ont ain all of the information that may be required to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company a nd the data and information contained herein. Any forward - looking statements are not guarantees of future performance and actual results may dif fer materially from estimates in the forward - looking statements. Unless otherwise stated, all information in this presentation is as of the date of the cover page of this presentation, and the Company undertakes no obligation to revise these forward - looking statements to reflect events or circumsta nces that arise after the date hereof. This presentation is being distributed for informational purposes only and is not intended to, and does not, constitute an of fer , invitation or solicitation for the sale or purchase. 2

3 Now is the Time for a Breakthrough in Cell Therapy CAR - T, TCR and NK therapies have made headway in treating cancer, but data underscores the many hazards and limitations Clinical Impact Limited durability of response Limitations in solid tumors Limitations of Single Antigen Targeting Treatment limited to targeted antigen High relapse rate due to antigen - negative escape Unproven ability beyond B - cell tumors Clinical Safety Concerns Cytokine Release Syndrome (CRS) is not only common but potentially required for CAR - T efficacy Neurotoxicity has caused program ending fatalities and is still not well understood Product Safety Concerns Retroviral, Lentiviral, Transposon (integrated genes) potential of insertional mutagenesis High Cost and Manufacturing Complexity High cost of genetic modification and selection Requirement for hospitalization and use of tocilizumab for treatment

4 Marker – Non - engineered, Multi Tumor Associated Antigen T cells Marker has strong clinical data and potentially addresses limitations of other cell therapies DC Overlapping Peptide pools PBMCs MTAA T cell TCR TRAIL FASL Tumor cell Apoptosis PRAME Survivin NY - ESO - 1 WT1 MultiTAA - specific T cells Activation • Complete response rates similar to CAR - T results • Unlike CAR - T, the complete response rates have exhibited strong durability • Tested in over 150 patients across 7 indications in Ph I/II trials at Baylor College of Medicine • D emonstrated responses with no evidence of CRS, neurotoxicity or DLTs • Attractive cost of manufacturing • Initiated the first company - sponsored Phase 2 study in AML with data expected in Q1 2022

Marker Therapeutics Management Team Scientific Advisory Board James P. Allison, Ph.D. Chair, Department of Immunology The University of Texas MD Anderson Cancer Center C liona M. Rooney, Ph.D. Professor of Pediatrics & Molecular Virology and Microbiology, and Immunology Baylor College of Medicine Malcolm K. Brenner, M.D., Ph.D. Founding Director, Center for Cell and Gene Therapy Baylor College of Medicine Helen E. Heslop , M.D., D.Sc. (Hon) Director, Center for Cell and Gene Therapy Baylor College of Medicine Padmanee Sharma, M.D., Ph.D. Professor, Department of Genitourinary Medical Oncology The University of Texas MD Anderson Cancer Center Peter L. Hoang President & Chief Executive Officer Anthony H. Kim Chief Financial Officer Juan Vera, M.D. Chief Development Officer Michael J. Loiacono Chief Accounting Officer Gerald Garrett Vice President, Clinical Operations Tsvetelina P. Hoang, Ph.D. Vice President, Research & Development Anna Szymanska Vice President, Quality Nadia Agopyan , Ph.D., RAC Vice President, Regulatory Affairs Mythili Koneru , M.D.,PH.D. Chief Medical officer 5

ABOUT MultiTAA

Unique Benefits of MultiTAA T Cell Therapy


Heterogeneous Tumor
Mono-Specific T cells
Tumor Immune Escape
Multi-Tumor Specific T cells

Targeting Multiple Antigens for Improved Outcomes
In contrast to mono-specific T cells, MultiTAA T cells recognize up to 5 antigens for a potentially more potent, durable anti-tumor response.

Targets Multiple Antigens
Target expression of multiple tumor antigens may enhance tumor destroying capability, bringing about total responses that may be superior to current CAR and TCR therapies

Epitope Spreading
MultiTAA induces patient's own T cells to expand, contributing to a potentially broader, more durable anti-tumor effect

Clinical Safety
No related SAEs or CRS observed in more than 150 patients treated

No Genetic Modification
Natural T cells expand with no mutagenesis risk

Lower Cost
No genetic modification = reduced manufacturing complexity and significant cost reduction compared to current options

Efficient Administration
Administered in an outpatient setting, enabling therapy to be given by a medical professional according to standard IV procedures

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Favorable Safety Profile and Administration 8 • Administration & dose • 10 min infusion at clinic without need for hospitalization or ICU stay • Administered in various tumor types, typically 20 x 10 6 /m 2 with 3 infusions over 2 - 4 week intervals • Safety profile in over 150 patients treated to date • No dose - limiting toxicities (DLT) • No cytokine release syndrome (CRS) • No neurotoxicity • No Gr3 - 4 GvHD in post - allogeneic transplant setting Conclusion: Overall, MultiTAA T cells are easy to administer and have been well tolerated in clinical trials to date

MultiTAA Platform Leading with AML Preclinical Ph. I & Ph. I/II Ph. II Ph. III Acute Myeloid Leukemia Breast Cancer Acute Lymphoblastic Leukemia Acute Myeloid Leukemia Lymphoma Multiple Myeloma Pancreatic Cancer Sarcoma 9 BCM studies demonstrate potential of MultiTAA T cell therapy Investigator sponsored studies

10 Leveraging the Accomplishments at Baylor and Advancing our Programs at Marker Where We’ve Been Where We’re Going • Technology founded at the Baylor College of Medicine in 2012 • Seven Phase I/II clinical trials: » AML, Lymphoma, ALL, Multiple Myeloma » Pancreas, Breast, Sarcomas • Largest data set in Lymphoma with response rates similar to CAR - T programs but with improved safety and durability • Strong response rates in post - transplant AML with high unmet medical need • Pancreatic cancer study shows proof of concept in a solid tumor and combinability with other toxic regimens • Clinical landscape in Lymphoma program is complicated due to approved CD - 19 CARs » However, lymphoma and pancreatic cancer clinical data show proof of concept and demonstrates the potential of our technology • Addressing critical unmet need and advancing Marker - sponsored Phase 2 clinical trial in post - transplant AML » Post transplant AML is challenging for CAR - T programs due to antigen signature on normal cells • Phase 2 manufacturing at Marker facility

MultiTAA IN BLOOD CANCERS

Active Lymphoma Clinical Trial Outcomes Months ID Age/G Prior Therapies 2 4 6 8 10 12 14 16 18 20 22 BOR (Time to Relapse) 1* 31/F 9 SD (1.4 mo ) 2* 55/F 3 CR (3.2mo) Died of unrelated p neumonia 4* 38/M 7 CR (60.8 mo ) 5* 44/F 4 SD (2.5 mo ) 9 46/M 4 CR (59.4 mo ) 10 46/F 3 CR (48.7 mo ) 11 31/F 9 SD (9 mo ) 13 69/M 3 CR (38.5 mo ) 14 54/M 3 SD (6 mo ) 15 18/F 5 SD (3.1 mo ) 16 48/M 4 CR (30.9 mo ) 19 49/M 7 SD (1.4 mo ) 20 54/M 4 SD (4.1 mo ) 21 64/M 5 SD (1.4 mo ) 22 68/M 3 SD (5 mo ) *Antigen Escalation Cohort Complete Response Stable Disease 12 Progressive Disease Source: Vasileiou et al. T - Cell Therapy for Lymphoma Using Nonengineered Multiantigen - Targeted T Cells Is Safe and Produces Durable Clinical Effe cts. JCO. 2021 Jan 28 Another line of therapy while in SD

Adjuvant Lymphoma Clinical Trial Outcomes Months ID Age/G Prior Therapies 4 8 12 16 20 24 28 32 36 40 BOR (Time to Relapse) 3* 39/M 3 CCR (47 mo ) 6* 78/F 2 CCR (R after 8.6 mo ) 7* 21/M 4 CCR (62 mo ) 8* 34/M 4 CCR (R after 12 mo ) 12 78/F 4 CCR (39.6 mo ) 17 73/F 4 CCR (29.9 mo ) 18 32/F 5 CCR (25.2 mo ) 23 61/M 3 CCR (12.1 mo ) 24 54/M 4 CCR (12.2mo) 25 41/F 6 CCR (63 mo ) 26 53/M 4 CCR (12 mo ) 27 62/M 2 CCR (52.7 mo ) 28 67/M 2 CCR (49.3 mo ) 29 65/F 2 CCR (R after 31.7 mo ) 30 35/M 4 CCR (38.4 mo ) 32 41/M 3 CCR (35.8 mo ) 33 25/M 4 CCR (24.3 mo ) *Antigen Escalation Cohort Complete Response 13 Progressive Disease Female Patient #6 and #12 are the same Source: Vasileiou et al. T - Cell Therapy for Lymphoma Using Nonengineered Multiantigen - Targeted T Cells Is Safe and Produces Durable Clinical Effe cts. JCO. 2021 Jan 28

14 Case Study: Response in Lymphoma Trial of Patient 10 Marker T cell expansion changes over time to match antigen expression on tumor

AML Unmet Medical Need • In 2016, there were an estimated 61,048 people living with AML in the U.S. Prevalence Acute myeloid leukemia (AML) is the most common acute leukemia in adults and progresses rapidly without treatment. It can spread from the blood to the lymph nodes, liver, spleen, brain and spinal cord. • Estimated new cases in 2019: 21,450 • Estimated deaths in 2019: 10,920 • Percent surviving 5 - years (total): 28.3% • High risk of relapse (80%) necessitating need for improved treatments Prognosis • Current treatment for AML is chemotherapy, sometimes in combination with a bone marrow transplant • Both treatments carry risk of bleeding, life - threatening infections and permanent infertility • Bone marrow transplants also carry risk of graft - versus - host disease (GvHD) Treatment Sources: National Institutes of Health, The American Cancer Society, Leukemia and Lymphoma Society 15

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Marker Lead Clinical Trial: Post - Transplant AML Positive Phase 1 Data • Demonstrated anti - tumor effect, as well as significant in vivo expansion of T cells • Well tolerated, with no incidence of cytokine release syndrome, neurotoxicity or Gr3 - 4 GvHD Unmet Need for Effective Therapies in Post - transplant Setting • Competitors are pursuing specific targets (i.e. CD123), with limited improvements in patient outcomes either pre - transplant or bridge to transplant • A multi - antigen approach can potentially induce the patient’s own T cells to expand and contribute to a lasting anti - tumor effect. MultiTAA is designed to target multiple potential epitopes of up to five tumor - associated antigens in order to deal with tumor heterogeneity and ultimately lead to epitope spreading Phase 1 AML/MDS Results: Group A: Adjuvant • 17 patients (12 post - HSCT, 5 received salvage post - HSCT) - 11/17 in continued CR (median leukemia - free survival not reached at a median follow - up of 1.9 years) 18 Group B: Active disease • 8 patients (one patient treated twice) - 1 CR durable for 13 months - 1 PR - 6 SD

Adjuvant AML / MDS Clinical Trial Outcomes 19 0 1 2 3 4 5 9 6 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Adjuvant in CR post HSCT Years post infusion Complete response Relapse Pt. ID * * * * *

Active AML / MDS Clinical Trial Outcomes 20 A2 A1 A3 A4 A5 A5 A6 A6 Active AML at time of infusion Years post infusion Stable disease Partial response Complete response Next line of therapy Second HCT 1 1.5 0 0.5 Relapse * * * * Pt. ID

Clinical Course of Patient 1 (Group B: Active Disease) 57 - year - old female with AML post multiple courses of chemoRx and allo - HSCT. First Rx with MultiTAA T cells during remission. Elevated AST was Rx’d with prednisone, causing relapse that resolved once prednisone was DC’d . Rx with decitabine led to a relapse. Rx with MultiTAA T cells led to a CR. 21

Phase 2 Study Design for AML with Safety Lead - in Primary objectives are to evaluate: • Relapse - free survival (RFS) (Group 1) • Complete remission (CR), duration of CR (DOCR) (Group 2) Main entry criteria: • Patients with AML after allogeneic HSCT (HLA - matched related donor, matched unrelated donor, or haploidentical) • Karnofsky/Lansky score of ≥ 60 • Age ≥ 18 • Life expectancy ≥ 8 weeks • Adequate organ function 22

MultiTAA IN SOLID TUMORS

Pancreatic Cancer – Difficult to Treat Pancreatic cancer is the seventh leading cause of global cancer deaths and the third leading cause of cancer death in the U.S. • In 2017, there were an estimated 78,969 people living with pancreatic cancer in the U.S. • Estimated new cases in 2020: 57,600 • Estimated deaths in 2020: 47,050 Prevalence • Local (pancreas): Accounts for 10% of cases; 5 - year survival rate is 37% • Regional (lymph nodes): 29% of cases; 5 - year survival rate is 12% • Distant (Stage IV or metastatic): More than half of all cases (53%) are diagnosed at the distant stage; 5 - year survival rate is 3% • Overall 5 - year survival rate = 10% Survival Rates Sources: National Cancer Institute, National Institutes of Health, American Cancer Society, Pancreatic Cancer Action Network • SOC for front - line unresectable pancreatic cancer: Chemotherapy (FOLFIRINOX or Gemcitabine/nab - paclitaxel) • Less than 20% of patients are candidates for surgery ( resectable ) because cancer has usually spread by the time of diagnosis • FOLFIRINOX: Median PFS = 6.4 months ; Gemcitabine/nab - paclitaxel: Median PFS = 5.3 months Combination Treatment 24 24

25 Pancreatic Cancer: Synergy Between Chemotherapy and MultiTAA T cells Courtesy of Walter Mejia

Pancreatic Phase 1/2 Trial Results Three months of 1 st line chemotherapy regimen Observe to progression Continued same 1 st line chemotherapy + Monthly T cells up to 6x • All patients had stable disease after receiving chemotherapy alone • 4 confirmed objective responses (OR): - 1 complete response (CR) and 3 partial responses (PR) after receiving MultiTAA cells • 6 stable disease (SD): - Notably, 2 patients within stable disease boundaries (+20%/ - 30%) saw reversal of tumor growth — tumors previously growing after chemotherapy alone showed shrinkage following administration of MultiTAA cells • 1 mixed response: - Some lesions increased and others decreased for a net zero change in size of tumor lesions • Aggregate tumor volume shrinkage observed and 9 out of 13 patients exceeded historical control of overall survival Front Line, Active Disease Highlights: 13 Evaluable Patients Presented at American Society of Clinical Oncology (ASCO) May 2020 26 If Responding (SD or PR)

27 MultiTAA T Cells + Chemo Summary gemcitabine + nabpaclitaxel FOLFIRINOX Presented at American Society of Clinical Oncology (ASCO) May 2020

0 1 2 3 4 5 6 7 8 Tumor Size (cm) Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 Patient 9 Patient 10 Patient 11 Patient 12 Patient 13 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline Start T cells 1 Year Therapy 28 Aggregate Tumor Measurements 28

Manufacturing

Introduction to MT - 401 Indications: • AML • ALL 30 Indications: • Lymphoma • MM • Solid Tumors MultiTAA T Cell Infusion Wash & Freeze PBMCs APC + pepmix +cytokines 10+ Days MultiTAA T Cells Blood Draw/ Apheresis LAPP WT1 PRAME Survivin NY - ESO - 1 MAPP PRAME MAGEA4 SSX2 Survivin NY - ESO - 1 Allogeneic Autologous Products CO 2 O 2 G - Rex 100M

31 Simplified manufacture process yield T cells with better phenotype Marker Process BCM Process Marker Process BCM Process Marker Process BCM Process C

32 BCM process Marker process Donor #1 Donor #2 Donor #3 Simplified manufacture process yield T cells with better target recognition BCM process Marker process BCM process Marker process

Marker Therapeutics, Inc. Company Infrastructure 33 Houston,TX Marker GMP facility (anticipated supply for phase 2 clinical studies) BCM GMP (phase 1 clinical) Process Development and Immunomonitoring Laboratory • Clinical operations • regulatory team Houston Medical Center

GMP Manufacturing Facility (Houston, Texas) ANALYTICAL LAB Gowning GMP Manufacturing Analytical Lab GMP Storage Micro Lab PCR Lab Storage QA/QC GMP expansion Quality assurance 34 PCR GMP expansion GMP expansion GMP expansion GMP expansion GMP expansion GMP Manufacturing Quality control

Process Development & Immunomonitoring laboratory Storage Room Flow Cold Storage Office Cell culture Molecular Biology • Epitope spreading • T cell persistence • Process improvements CRF CRF Mechanical room Conference Future expansion 35

Upcoming Milestones 36 AML trial clinical milestones • Treat first patient in the AML trial with MT - 401 in Q1 2021 • Complete safety lead - in (6 patients) in Q2 2021 • Initiate main portion of phase 2 trial in Q3 2021 • Complete enrollment of 20 patients in main portion of phase 2 in Q4 2021 • Topline readout of Group 2 (active disease) in Q1 2022 Manufacturing milestones • Initiate tech transfer from Baylor College of Medicine to Marker cGMP facility in Q1 2021 • Receive regulatory approval for Marker cGMP Q2 2021 • Manufacture MT - 401 at Marker cGMP for Phase 2 AML trial Q3 2021

Company Overview We are advancing novel T cell immunotherapies for the treatment of blood cancers and solid tumors • Lead program uses non - genetically engineered T cells designed to recognize and kill multiple tumor targets for broad anti - cancer activity. Unique potential benefits include: - Easier, less expensive manufacturing and administration - Reduced toxicities over current engineered CAR - T and T cell receptor - based therapies - Improved clinical response over other cell therapies • Positive results shown across various liquid and solid tumors support the rationale for post - transplant acute myeloid leukemia (AML) as first indication: - Well - tolerated in Phase 1 trial, with no drug - related serious adverse events - Company - sponsored Phase 2 study initiated in 2020 Multiple Tumor - Associated Antigen (MultiTAA) Therapy 37